UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

LAMAR ADVERTISING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-30242	72-1449411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808

(Address of principal executive offices and zip code)

(225) 926-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2014, the Company held its 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”). Only stockholders of record as of the close of business on March 24, 2014 were entitled to vote at the 2014 Annual Meeting. As of March 24, 2014, 80,461,870 shares of Class A common stock, 14,610,365 shares of Class B common stock, and 5,718 whole shares of Series AA preferred stock were outstanding and entitled to vote at the 2014 Annual Meeting. With respect to the matters submitted for vote at the 2014 Annual Meeting, each share of Class A Common Stock is entitled to one vote, each share of Class B Common Stock is entitled to ten votes, and each share of Series AA Preferred Stock is entitled to one vote. At the 2014 Annual Meeting, 72,891,952 shares of Class A common stock, all 14,610,365 shares of Class B common stock, and 3,134 shares of Series AA preferred stock of the Company were represented, in person or by proxy, constituting a quorum for the meeting.

The following three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2014 (the “Proxy”), were before the meeting, and they received the following votes:

Proposal 1: Election of Seven Directors to Serve until the 2015 Annual Meeting. The following individuals were elected to serve as directors of the Company:

Name of Director Nominees	For	Withheld	Broker Non-Votes
John Maxwell Hamilton	212,754,759	872,314	5,371,663
John E. Koerner, III	212,560,606	1,066,467	5,371,663
Stephen P. Mumblow	212,614,889	1,012,184	5,371,663
Thomas V. Reifenheiser	211,436,037	2,191,036	5,371,663
Anna Reilly	210,398,956	3,228,117	5,371,663
Kevin P. Reilly, Jr.	211,525,917	2,101,656	5,371,163
Wendell Reilly	210,398,415	3,228,658	5,371,663

Proposal 2: Approval, on an advisory and non-binding basis, of the compensation paid to the Company’s named executive officers. The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the Proxy.

For	Against	Abstain	Broker Non-Votes
213,239,750	158,920	228,403	5,371,663

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2014 Fiscal Year. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

For	Against	Abstain	Broker Non-Votes
217,843,333	977,679	177,724	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2014	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer